SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: March 30, 2006

                          American Racing Capital, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                      000-29057                  87-0631750
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

             4702 Oleander Drive, Suite 200
              Myrtle Beach, South Carolina                          29577
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        (Address of principal executive offices)                  (Zip code)

   Registrant's telephone number, including area code:         (800) 914-3177
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ITEM 8.01  OTHER EVENTS

        On March 20, 2006, the Board of Directors (the "Board") of American Racing Capital, Inc. (the "Company"), in lieu of a special meeting and pursuant to unanimous written consent of the Board, approved a one for one hundred (1-for-100) reverse stock split (the "Reverse Stock Split") of the Company's issued and outstanding (the "Common Stock"). The effective date for the Reverse Stock Split was March 30, 2006 (the "Effective Date"). On the Effective Date, the Company's issued and outstanding Common Stock was reduced based on the 1-for-100 ratio and the new symbol for the Company was changed to `ANRC'.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

 (c)  Exhibits

None.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    American Racing Capital, Inc.,

                                    /s/ D. Davy Jones
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                                    Name: D. Davy Jones
                                    Title:  Chairman and President
                                    Date:   March 31, 2006